UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09160

ALLIANCEBERNSTEIN HIGH YIELD FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    September 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein High Yield Fund


Annual Report

September 30, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


November 20, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein High Yield Fund (the "Fund") for the annual reporting period ended September 30, 2006.


Investment Objective and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment-grade debt securities, known as "junk bonds". The Fund may invest in debt securities with a range of maturities from short- to long-term. These securities involve greater volatility of price and risk of principal and income than higher quality debt securities.

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating- and inverse floating-rate instruments and preferred stock, and may use other investment techniques.


Investment Results

The table on page 5 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) High Yield Index 2% Constrained, and its old benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended September 30, 2006. The new benchmark imposes a fixed limit on the maximum concentration of any single issuer to 2%. This allows the index to be more representative of the broader market without the anomalous impact of any individual issuer caused by overweighting.

The Fund underperformed its new benchmark, the LB High Yield Index 2% Constrained for both the six- and the 12-month periods ended September 30, 2006. The Fund's underweight position in the automotive and airline industries, both of which outperformed during the 12-month period, were the largest detractors to relative performance during this time frame. Security selection within the lodging/leisure and financial industries, as well as regional homebuilders within the housing industry, also detracted from performance. Contributing positively to the Fund's relative performance was security selection within the automotive industry, as well the Fund's pipeline subsidiary holdings within the utilities industry.

For the six-month period ended September 30, 2006, the largest detractor to the Fund's performance was its underweight position in the automotive industry. Contributing positively to performance for the six-month period was security selection within the Fund's cable and utilities industries.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 1


Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the 12-month period ended September 30, 2006, buffeted by higher interest rates and continued Federal Reserve ("Fed") rate increases. The final three months of the period, however, saw a broad-based rally in both the fixed-income and equity markets as the economy slowed, oil prices declined and the Fed ended its interest-rate hike cycle.

The 10-year Treasury returned an anemic 1.20% for the year, while other high-grade sectors posted modest returns in a narrow band between 3% and 4%. The Fed raised official interest rates 150 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose as the Fed raised rates, with the 10-year yield gaining 30 basis points to end the period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two-year yield and the 30-year yield at only 8 basis points.

The high yield market significantly outperformed investment-grade fixed-income assets which are more sensitive to the negative effects of rising interest rates. As represented by the LB High Yield Index 2% Constrained, high yield posted a return of 7.23%, outperforming like-duration Treasuries by 3.91%. On a month-to-month basis, high yield performance fluctuated during the period in response to levels of supply, economic perceptions, equity valuations and speculation over Fed policy. In May, the Federal Open Market Committee (FOMC) reported that inflationary risks remained, triggering concerns about further rate hikes and sending fixed-income markets, including high yield, into negative territory. However, in late summer, both the high yield and the equity markets staged significant rallies, spurred by muted inflation data, a decline in energy prices, a slowing economy and a pause in the Fed's tightening cycle. The spread for high yield over like-duration Treasuries tightened by 19 basis points to end the 12-month period at 326 basis points.

By quality tier, lower-rated debt outperformed higher-quality debt with B-rated debt returning 7.64% and BB-rated debt returning 5.17%. On an industry level, top performers included airlines, which returned 18.73%, diversified manufacturing, which returned 15.11%, automotive, which returned 13.11% and wireline, which returned 12.07%. Airlines gained as fare prices increased while capacity was reduced. Automotives were helped by positive news from General Motors (GM) and Ford. GM reported strong second quarter earnings, which reflected aggressive cost cutting measures. Underperforming industries included home construction, which returned 1.42% and health care, which returned 2.18%. Home construction was negatively impacted by higher mortgage rates and a slowdown in the real estate market, while health care was dragged down by Hospital Corporation of America (HCA) after it became a target for a leveraged buyout.

During the annual reporting period, a defensive posture was maintained within the Fund given what was per-


2 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. Quantitative analysis indicated that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve. At the same time, strong corporate profits and a low default rate have allowed high yield spreads to remain well below their long-term average even as market and leveraged buyout risks increased. In this environment, therefore, the Fund's U.S. High Yield Investment Team has modestly underweighted more volatile credits, have provided thorough diversification to minimze risk and have remained focused on avoiding problem credits.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure
Neither the unmanaged Lehman Brothers (LB) High Yield Index 2% Constrained nor the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged LB High Yield Index 2% Constrained covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in this Index. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the Index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.


A Word About Risk

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit and liquidity risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                         ----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                   6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Fund
  Class A                                             3.23%               5.54%
  Class B                                             3.05%               4.80%
  Class C                                             2.87%               4.80%
  Advisor Class                                       3.56%               6.03%
  Class R*                                            3.17%               5.22%
  Class K*                                            3.52%               5.73%
  Class I*                                            3.51%               5.89%

Lehman Brothers High Yield Index 2% Constrained       3.69%               7.23%

Credit Suisse First Boston High Yield Index           3.94%               7.76%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
4/22/97* TO 9/30/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Credit Suisse First Boston High Yield Index: $18,546

LB High Yield Index 2% Constrained: $17,860

AllianceBernstein High Yield Fund Class A: $13,996

                 AllianceBernstein                          Credit Suisse
                  High Yield Fund            LB High         First Boston
                       Class A            Yield Index      High Yield Index
-------------------------------------------------------------------------------
4/22/97*               $ 9,575             $10,000             $10,000
9/30/97                $11,487             $10,825             $10,826
9/30/98                $11,433             $11,014             $10,770
9/30/99                $11,594             $11,332             $11,195
9/30/00                $10,951             $11,440             $11,410
9/30/01                $ 9,336             $10,820             $10,848
9/30/02                $ 9,164             $10,727             $11,157
9/30/03                $11,466             $13,887             $14,286
9/30/04                $12,524             $15,627             $16,189
9/30/05                $13,255             $16,655             $17,211
9/30/06                $13,996             $17,860             $18,546

* Since inception of the Fund's Class A shares on 4/22/97.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 4/22/97* to 9/30/06) as compared to the performance of the Fund's new benchmark, the Lehman Brothers High Yield Index 2% Constrained, and the Fund's old benchmark, the Credit Suisse First Boston High Yield Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HIGH YIELD FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

-------------------------------------------------------------------------------
                           NAV Returns         SEC Returns         SEC Yields**
Class A Shares
1 Year                         5.54%               1.10%               6.47%
5 Years                        8.42%               7.49%
Since Inception*               4.10%               3.62%

Class B Shares
1 Year                         4.80%               0.87%               6.03%
5 Years                        7.69%               7.69%
Since Inception*               3.63%               3.63%

Class C Shares
1 Year                         4.80%               3.82%               6.05%
5 Years                        7.69%               7.69%
Since Inception*               3.38%               3.38%

Advisor Class Shares+
1 Year                         6.03%               6.03%               7.04%
5 Years                        8.78%               8.78%
Since Inception*               4.44%               4.44%

Class R Shares+
1 Year                         5.22%               5.22%               6.21%
Since Inception*               2.99%               2.99%

Class K Shares+
1 Year                         5.73%               5.73%               6.47%
Since Inception*               3.40%               3.40%

Class I Shares+
1 Year                         5.89%               5.89%               6.85%
Since Inception*               3.61%               3.61%

* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN HIGH YIELD FUND


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                 1.10%
5 Years                                                                7.49%
Since Inception*                                                       3.62%

Class B Shares
1 Year                                                                 0.87%
5 Years                                                                7.69%
Since Inception*                                                       3.63%

Class C Shares
1 Year                                                                 3.82%
5 Years                                                                7.69%
Since Inception*                                                       3.38%

Advisor Class Shares+
1 Year                                                                 6.03%
5 Years                                                                8.78%
Since Inception*                                                       4.44%

Class R Shares+
1 Year                                                                 5.22%
Since Inception*                                                       2.99%

Class K Shares+
1 Year                                                                 5.73%
Since Inception*                                                       3.40%

Class I Shares+
1 Year                                                                 5.89%
Since Inception*                                                       3.61%

* Inception dates: 4/22/97 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

      See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                        Ending
                   Account Value                  Account Value                   Expenses Paid
                   April 1, 2006                September 30, 2006                During Period*
------------------------------------------------------------------------------------------------------
              Actual     Hypothetical         Actual    Hypothetical**         Actual    Hypothetical
------------------------------------------------------------------------------------------------------
Class A       $1,000        $1,000          $1,032.31      $1,019.15           $6.01         $5.97
Class B       $1,000        $1,000          $1,030.46      $1,015.54           $9.67         $9.60
Class C       $1,000        $1,000          $1,028.73      $1,015.59           $9.61         $9.55
Advisor
  Class       $1,000        $1,000          $1,035.63      $1,020.66           $4.49         $4.46
Class R       $1,000        $1,000          $1,031.71      $1,017.00           $8.20         $8.14
Class K       $1,000        $1,000          $1,035.22      $1,018.25           $6.94         $6.88
Class I       $1,000        $1,000          $1,035.07      $1,020.21           $4.95         $4.91

* Expenses are equal to the classes' annualized expense ratios of 1.18%, 1.90%, 1.89%, 0.88%, 1.61%, 1.36% and 0.97%,respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN HIGH YIELD FUND


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $212.7

INDUSTRY BREAKDOWN*

o      9.5%    Utilities                  [PIE CHART OMITTED]
o      8.3%    Cable
o      6.0%    Energy
o      5.8%    Mobile Communications
o      5.7%    Automotive
o      5.4%    Health Care
o      5.1%    Fixed Communications
o      4.7%    Gaming
o      4.0%    Chemicals
o      3.9%    Service
o      3.8%    Technology
o      3.8%    Metals/Mining
o     26.8%    Other
o      5.4%    Structured Note

o      1.8%    Short-Term

* All data are as of September 30, 2006. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3.8% weightings in the following industries:
aerospace/defense, broadcasting/media, building/real estate, consumer manufacturing, diversified media, financial, food & beverage, industrial, lodging/leisure, paper/packaging, retail, supermarkets & drugs and transportation.

     Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 9


PORTFOLIO OF INVESTMENTS
September 30, 2006


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-91.0%
Aerospace/Defense-0.6%
L-3 Communications Corp.
  5.875%, 1/15/15(a)                            $   927      $   880,650
Sequa Corp.
  9.00%, 8/01/09(a)                                 429          455,276
                                                             ------------
                                                               1,335,926

Automotive-5.6%
Autonation, Inc.
  7.507%, 4/15/13(a)(b)(c)                          145          146,813
Ford Motor Co.
  7.45%, 7/16/31(a)                               1,503        1,161,068
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                 892          867,411
  7.00%, 10/01/13(a)                              1,465        1,359,283
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                              2,122        2,110,757
General Motors Corp.
  8.375%, 7/15/33(a)                              1,560        1,349,400
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                849          798,060
Lear Corp.
Series B
  8.11%, 5/15/09(a)                                 575          554,875
Tenneco, Inc.
  8.625%, 11/15/14(a)                               355          350,563
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                553          588,945
  11.00%, 2/15/13(a)                                360          392,400
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                703          745,180
Visteon Corp.
  7.00%, 3/10/14(a)                               1,700        1,521,499
                                                             ------------
                                                              11,946,254

Broadcasting/Media-1.1%
Albritton Communications
  7.75%, 12/15/12(a)                                742          747,565
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                530          518,075
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                 540          536,942
XM Satellite Radio, Inc.
  9.75%, 5/01/14                                    665          635,075
                                                             ------------
                                                               2,437,657

Building/Real Estate-1.7%
Associated Materials, Inc.
  11.25%, 3/01/14(a)(d)                           1,435          789,250


10 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
D.R. Horton, Inc.
  6.875%, 5/01/13(a)                            $   883      $   901,958
Goodman Global Holdings Co., Inc.
  7.875%, 12/15/12(a)                               803          764,858
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                              1,215        1,117,800
                                                             ------------
                                                               3,573,866

Cable-8.2%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                               1,193        1,207,913
CCH I Holdings LLC
  11.75%, 5/15/14(a)                              4,021        2,864,962
CSC Holdings, Inc.
  7.25%, 4/15/12(a)(b)                            1,506        1,500,352
DirecTV Holdings LLC
  6.375%, 6/15/15(a)                              1,222        1,148,680
Echostar DBS Corp.
  6.375%, 10/01/11(a)                               690          671,888
  7.125%, 2/01/16(a)(b)                             440          425,150
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                              1,029        1,059,870
  10.375%, 11/15/12(a)(d)                           976          863,760
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                580          614,800
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09(a)                                800          814,000
Intelsat Bermuda Ltd.
  11.25%, 6/15/16(a)(b)                           1,694        1,799,875
Intelsat Subsidiary Holdings Co., Ltd.
  8.625%, 1/15/15(a)                                672          687,120
  10.484%, 1/15/12(a)(c)                            414          419,693
PanAmSat Corp.
  9.00%, 8/15/14(a)                                 878          906,535
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                               1,405        1,406,756
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                               1,028        1,038,280
                                                             ------------
                                                              17,429,634

Chemicals-4.0%
Basell AF SCA
  8.375%, 8/15/15(a)(b)                             999          991,508
Equistar Chemical Funding
  10.125%, 9/01/08(a)                             1,268        1,342,494
  10.625%, 5/01/11(a)                               649          696,053
Hexion US Finance Corp./ Hexion Nova
  Scotia Finance
  9.00%, 7/15/14(a)                                 790          805,800


ALLIANCEBERNSTEIN HIGH YIELD FUND o 11


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Huntsman LLC
  11.50%, 7/15/12(a)                            $   915      $ 1,040,813
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                            1,105        1,052,512
Lyondell Chemical Co.
  8.00%, 9/15/14(a)                                 430          435,375
  8.25%, 9/15/16(a)                                 270          274,050
Quality Distribution LLC
  9.00%, 11/15/10(a)                              1,213        1,161,447
Rhodia, SA
  8.875%, 6/01/11(a)                                669          690,743
                                                             ------------
                                                               8,490,795

Consumer Manufacturing-1.2%
ACCO Brands Corp.
  7.625%, 8/15/15(a)                              1,045        1,011,038
Broder Brothers Co.
  Series B
  11.25%, 10/15/10(a)                               545          531,375
Jostens IH Corp.
  7.625%, 10/01/12(a)                               577          579,885
Levi Strauss & Co.
  10.258%, 4/01/12(a)(c)                            502          517,060
                                                             ------------
                                                               2,639,358

Diversified Media-3.4%
American Media, Inc.
  8.875%, 1/15/11(a)                                449          393,998
Dex Media East LLC
  12.125%, 11/15/12(a)                              570          636,262
Dex Media West LLC
  Series B
  8.50%, 8/15/10(a)                                 331          341,758
Lamar Media Corp.
  6.625%, 8/15/15(a)                                265          254,069
Liberty Media Corp.
  5.70%, 5/15/13(a)                                 425          401,039
  7.875%, 7/15/09(a)                                337          352,810
  8.25%, 2/01/30(a)                                 415          414,239
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                              1,056          963,601
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                              571          610,970
  10.375%, 9/01/14(a)(b)                            541          611,330
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                            783          786,914
WMG Holding Corp.
  9.50%, 12/15/14(a)(d)                           1,845        1,374,524
                                                             ------------
                                                               7,141,514


12 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Energy-5.9%
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                             $ 1,170      $ 1,096,875
  6.625%, 1/15/16(a)                                255          246,075
  7.50%, 9/15/13(a)                                 410          416,150
  7.75%, 1/15/15(a)                               1,251        1,276,019
El Paso Corp.
  7.75%, 1/15/32(a)                               1,120        1,148,000
El Paso Production Holdings Co.
  7.75%, 6/01/13(a)                               1,065        1,088,963
Grant Prideco, Inc.
  Series B
  6.125%, 8/15/15(a)                                709          677,095
HilCorp Energy
  10.50%, 9/01/10(a)(b)                             720          774,900
Kerr-McGee Corp.
  6.875%, 9/15/11(a)                              1,181        1,251,030
  6.95%, 7/01/24(a)                                 705          755,323
Kinder Morgan Finance Co.
  5.35%, 1/05/11(a)                                 495          481,424
Newfield Exploration Co.
  6.625%, 4/15/16(a)                                305          296,613
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)(b)                             550          552,750
Pride International, Inc.
  7.375%, 7/15/14(a)                                973        1,002,190
Range Resources Corp.
  7.50%, 5/15/16(a)                                 595          597,975
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                             900          867,375
                                                             ------------
                                                              12,528,757

Financial-2.0%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                               555          568,875
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                525          536,813
  7.875%, 12/01/15(a)                             1,767        1,868,602
  8.00%, 6/15/11(a)                                 465          481,275
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(a)(b)                              760          747,390
                                                             ------------
                                                               4,202,955

Fixed Communications-5.1%
Citizens Communications
  6.25%, 1/15/13(a)                               1,478        1,437,355
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)                                 455          467,513
  12.50%, 5/01/15(a)                                307          322,350
Level 3 Communications, Inc.
  11.50%, 3/01/10(a)                                360          369,900


ALLIANCEBERNSTEIN HIGH YIELD FUND o 13


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)                            $ 2,240      $ 2,497,600
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                               3,231        3,230,999
Qwest Corp.
  6.875%, 9/15/33(a)                              1,045          953,563
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                 540          568,350
Windstream Corp.
  8.125%, 8/01/13(a)(b)                             506          536,993
  8.625%, 8/01/16(a)(b)                             398          425,860
                                                             ------------
                                                              10,810,483

Food & Beverage-3.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               1,165        1,410,597
Dean Foods Co.
  7.00%, 6/01/16(a)                                 865          865,000
Foodcorp Ltd.
  8.875%, 6/15/12(a)(b)                             463          604,722
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)(b)                    2,235        2,299,269
  7.625%, 6/01/16(a)(b)                             525          544,587
Rite Aid Corp.
  6.875%, 8/15/13(a)                                630          529,200
  9.25%, 6/01/13(a)                                 575          563,500
                                                             ------------
                                                               6,816,875

Gaming-4.7%
Greektown Holdings LLC
  10.75%, 12/01/13(a)(b)                            560          590,800
MGM Mirage
  6.625%, 7/15/15(a)                              1,562        1,499,520
  8.375%, 2/01/11(a)                              1,261        1,314,656
Mohegan Tribal Gaming
  7.125%, 8/15/14(a)                                835          830,825
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                               939          943,695
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                              1,202        1,268,110
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                 838          838,000
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                            848          858,600
Wynn Las Vegas
  6.625%, 12/01/14(a)                             1,805        1,750,850
                                                             ------------
                                                               9,895,056

Health Care-5.3%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                566          588,640


14 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                            $   452      $   448,461
  6.125%, 1/15/15(a)                                428          424,723
Davita, Inc.
  7.25%, 3/15/15(a)                                 881          865,583
Elan Finance PLC
  7.75%, 11/15/11(a)                                975          949,406
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                   1            1,049
Hanger Orthopedic Group
  10.25%, 6/01/14(a)                                510          517,650
HCA, Inc.
  6.375%, 1/15/15(a)                              2,322        1,875,014
  6.50%, 2/15/16(a)                               1,080          864,000
  6.75%, 7/15/13(a)                                 970          820,863
Healthsouth Corp.
  10.75%, 6/15/16(a)(b)                             655          668,919
Iasis Healthcare Corp.
  8.75%, 6/15/14(a)                                 751          726,593
Select Medical Corp.
  7.625%, 2/01/15(a)                                768          647,040
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                              966        1,014,300
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(d)                            735          529,200
Ventas Realty LP/ Ventas Capital Corp.
  6.75%, 4/01/17(a)                                 429          431,681
                                                             ------------
                                                              11,373,122

Industrial-3.1%
Amsted Industries, Inc.
  10.25%, 10/15/11(a)(b)                            715          765,050
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                 632          669,920
Fastentech, Inc.
  11.50%, 5/01/11(a)                                460          478,400
Invensys PLC
  9.875%, 3/15/11(a)(b)                             650          702,000
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                505          548,556
RBS Global, Inc. & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                              720          730,800
  11.75%, 8/01/16(a)(b)                             330          339,900
Sensus Metering Systems
  8.625%, 12/15/13(a)                               580          564,050
Trinity Industries
  6.50%, 3/15/14(a)                               1,240        1,212,099
Tyco International Group, SA
  6.875%, 1/15/29(a)                                521          581,727
                                                             ------------
                                                               6,592,502


ALLIANCEBERNSTEIN HIGH YIELD FUND o 15


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Lodging/Leisure-3.2%
Host Marriott LP
  Series G
  9.25%, 10/01/07(a)                            $ 1,379       $1,422,093
  Series Q
  6.75%, 6/01/16(a)                                 480          473,400
NCL Corp.
  10.625%, 7/15/14(a)                               688          665,640
Royal Caribbean Cruises
  8.75%, 2/02/11(a)                                 739          805,004
Six Flags, Inc.
  9.625%, 6/01/14(a)                                785          698,650
Starwood Hotels Resorts
  7.875%, 5/01/12(a)                                946          993,300
Universal City Development
  11.75%, 4/01/10(a)                                727          783,343
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                               1,096        1,071,340
                                                             ------------
                                                               6,912,770
Metals/Mining-3.7%
AK Steel Corp.
  7.875%, 2/15/09(a)                                855          851,794
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                 450          432,000
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)(b)                            1,254        1,332,726
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                           1,110        1,112,775
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                               704          746,240
International Steel Group
  6.50%, 4/15/14(a)                                 755          745,563
Ispat Inland ULC
  9.75%, 4/01/14(a)                                 939        1,057,549
Peabody Energy Corp.
  6.875%, 3/15/13(a)                              1,640        1,615,399
                                                             ------------
                                                               7,894,046
Mobile Communications-5.8%
American Tower Corp.
  7.125%, 10/15/12(a)                             1,483        1,520,075
Digicel Ltd.
  9.25%, 9/01/12(a)(b)                              997        1,034,388
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)(b)                            396          411,345
Dobson Communications Corp.
  8.875%, 10/01/13(a)                               520          515,450
KYIVSTAR
  10.375%, 8/17/09(a)(b)                          1,663        1,807,681
MobiFon Holdings BV
  12.50%, 7/31/10(a)                              2,105        2,360,231


16 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                          $ 1,518       $1,540,770
Rogers Wireless, Inc.
  7.25%, 12/15/12(a)                                814          851,648
  7.50%, 3/15/15(a)                               1,348        1,438,990
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                 761          765,756
                                                             ------------
                                                              12,246,334
Paper/Packaging-2.3%
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)(b)                             755          758,775
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(a)(b)                             370          358,900
Crown Americas LLC
  7.625%, 11/15/13(a)                               925          936,563
NewPage Corp.
  10.00%, 5/01/12(a)                                608          627,760
Owens-Brockway Glass
  8.875%, 2/15/09(a)                              1,718        1,765,244
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(e)(f)(g)(h)                     1,586          418,098
                                                             ------------
                                                               4,865,340
Retail-1.1%
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)(b)                            370          357,050
GSC Holdings Corp.
  8.00%, 10/01/12(a)                              1,295        1,333,850
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                540          554,842
                                                             ------------
                                                               2,245,742
Service-3.8%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                              1,827        1,781,325
  Series B
  7.125%, 5/15/16(a)                              1,474        1,453,733
  7.375%, 4/15/14(a)                                345          339,825
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                925          869,500
Service Corp. International
  6.50%, 3/15/08(a)                                 991          991,000
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                               1,131        1,091,415
  7.00%, 2/15/14(a)                                 225          211,500
  7.75%, 11/15/13(a)                              1,455        1,433,175
                                                             ------------
                                                               8,171,473
Supermarkets & Drugs-0.5%
Couche-Tard
  7.50%, 12/15/13(a)                                729          739,935


ALLIANCEBERNSTEIN HIGH YIELD FUND o 17


                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12(a)                            $   336       $  337,680
                                                             ------------
                                                               1,077,615
Technology-3.8%
Amkor Technologies, Inc.
  9.25%, 6/01/16(a)                                 490          459,375
Avago Technologies
  10.125%, 12/01/13(a)(b)                           670          710,200
CA, Inc.
  5.25%, 12/01/09(a)(b)                             560          544,793
Flextronics International Ltd.
  6.50%, 5/15/13(a)                                 736          728,640
Freescale Semiconductor, Inc.
  7.125%, 7/15/14(a)                                585          627,413
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                689          568,425
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                             1,205        1,198,974
  6.80%, 10/01/16(a)                                602          598,990
Serena Software, Inc.
  10.375%, 3/15/16(a)                               525          549,938
Sungard Data Systems, Inc.
  9.125%, 8/15/13(a)                              1,411        1,460,385
Xerox Corp.
  6.40%, 3/15/16(a)                                 660          656,700
                                                             ------------
                                                               8,103,833
Transportation-2.3%
AMR Corp.
  9.00%, 8/01/12(a)                                 639          642,195
Avis Budget Car Rental LLC
  7.75%, 5/15/16(a)(b)                              855          827,213
BNSF Funding Trust I
  6.613%, 12/15/55(a)(i)                          1,515        1,522,709
Hertz Corp.
  8.875%, 1/01/14(a)(b)                             555          581,363
  10.50%, 1/01/16(a)(b)                             655          720,500
Horizon Lines LLC
  9.00%, 11/01/12(a)                                541          557,230
                                                             ------------
                                                               4,851,210
Utilities-9.4%
AES Corp.
  7.75%, 3/01/14(a)                               1,335        1,388,399
  8.75%, 5/15/13(a)(b)                              315          337,838
  9.00%, 5/15/15(a)(b)                              399          429,923
Allegheny Energy Supply
  7.80%, 3/15/11(a)                                 735          784,613
  8.25%, 4/15/12(a)(b)                            1,140        1,242,600
Aquila, Inc.
  14.875%, 7/01/12(a)(j)                            669          878,063


18 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                Shares or
                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
CMS Energy Corp.
  8.50%, 4/15/11(a)                             $   635       $  685,800
Dynegy-Roseton Danskammer
  Series B
  7.67%, 11/08/16(a)                              1,129        1,151,580
Edison Mission Energy
  7.50%, 6/15/13(a)(b)                            1,330        1,343,299
  7.75%, 6/15/16(a)(b)                              455          460,688
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                320          333,816
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                691          718,640
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                 250          248,125
  7.375%, 2/01/16(a)                              1,070        1,063,313
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                437          415,696
  9.50%, 7/15/13(a)                               1,001        1,038,538
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                535          577,649
Southern Natural Gas
  8.875%, 3/15/10(a)                                629          659,610
TECO Energy, Inc.
  7.00%, 5/01/12(a)                                 832          861,120
TXU Corp.
  5.55%, 11/15/14(a)                              1,341        1,266,947
  6.50%, 11/15/24(a)                              1,023          969,237
Williams Cos., Inc.
  7.625%, 7/15/19(a)                              2,195        2,282,799
  7.875%, 9/01/21(a)                                837          874,665
                                                             ------------
                                                              20,012,958
Total Corporate Debt Obligations
  (cost $201,051,884)                                        193,596,075

STRUCTURED NOTE-5.4%
Racers
Series 06-6-T
  5.429%, 5/01/07(a)(b)(c)
  (cost $11,300,000)                             11,300       11,424,130

NON-CONVERTIBLE PREFERRED
  STOCKS-0.7%
ION Media Networks, Inc.
  14.25%, 11/15/06(a)(f)                            111          930,274
Sovereign REIT
  Series A
  12.00%, 8/29/49(a)(b)                             501          706,410

Total Non-Convertible Preferred Stocks
  (cost $1,388,014)                                            1,636,684


ALLIANCEBERNSTEIN HIGH YIELD FUND o 19


                                                Shares or
                                                Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCK-0.0%
Phase Metrics, Inc.(e)(k)
  (cost $1,258,040)                             126,418        $   1,264

WARRANTS-0.0%
Pliant Corp.
  Warrants, expiring 6/01/10(e)(g)(h)
  (cost $7,317)                                     200                2

SHORT-TERM INVESTMENTS-1.8%
Commercial Paper-1.7%
UBS Finance Delaware LLC
  Zero coupon, 10/02/06                         $ 3,500        3,500,000

Time Deposit-0.1%
The Bank of New York
  4.25%, 10/02/06                                   275          275,000

Total Short-Term Investments
  (cost $3,774,481)                                            3,775,000

Total Investments-98.9%
  (cost $218,779,736)                                        210,433,155
Other assets less liabilities-1.1%                             2,279,497
                                                             ------------
Net Assets-100%                                             $212,712,652


FORWARD CURRENCY EXCHANGE CONTRACT (see Note D)

                                          U.S. $
                           Contract      Value on       U.S. $
                            Amount      Origination     Current    Unrealized
                             (000)          Date         Value    Appreciation
-------------------------------------------------------------------------------
Sale Contract
Euro, settling 10/27/06       475        $ 603,833     $ 603,269       $ 564


20 o ALLIANCEBERNSTEIN HIGH YIELD FUND


(a) Position or portion thereof, with an aggregate market value of $205,603,716 has been segregated to collateralize forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $47,978,706 or 22.6% of net assets.

(c) Floating rate security. Stated interest rate was in effect at September 30, 2006.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(e)  Illiquid security, valued at fair value (see Note A).

(f)  Pay-In-Kind Payments (PIK).

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.2% of net assets as of September 30, 2006, are considered illiquid and restricted.

                        Acquisition  Acquisition   Market     Percentage of
Restricted Securities       Date         Cost       Value      Net Assets
-------------------------------------------------------------------------------
Russell-Stanley           2/10/99-   $8,108,041   $418,098        0.2%
Holdings, Inc.            6/23/06
9.00%, 11/30/08

Pliant Corp.- warrants   10/04/04         7,317          2        0.0
expiring 6/01/10

(h)  Security is in default and is non-income producing.

(i)  Variable rate coupon, rate shown as of September 30, 2006.

(j) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poors, the coupon steps up 50 basis points. The security is currently rated B2/B.

(k)  Non-income producing security.

     See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 21


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006

Assets
Investments in securities, at value (cost $218,779,736)           $210,433,155
Cash                                                                        51
Unrealized appreciation of forward currency exchange
  contracts                                                                564
Interest receivable                                                  4,037,468
Receivable for capital stock sold                                    1,513,902
Total assets                                                       215,985,140

Liabilities
Payable for capital stock redeemed                                   2,148,436
Dividends payable                                                      366,305
Printing fee payable                                                   209,418
Distribution fee payable                                               127,163
Advisory fee payable                                                    87,397
Transfer Agent fee payable                                              35,288
Accrued expenses                                                       298,481
Total liabilities                                                    3,272,488
Net Assets                                                        $212,712,652

Composition of Net Assets
Capital stock, at par                                                  $36,604
Additional paid-in capital                                         571,508,110
Distributions in excess of net investment income                      (443,400)
Accumulated net realized loss on investment and foreign
  currency transactions                                           (350,042,592)
Net unrealized depreciation of investments and foreign
  currency denominated assets and liabilities                       (8,346,070)
                                                                 --------------
                                                                  $212,712,652

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                    Shares         Net Asset
Class                             Net Assets      Outstanding        Value
-------------------------------------------------------------------------------
A                                $79,297,551       13,643,530       $5.81*
B                                $92,985,644       16,006,970       $5.81
C                                $36,260,783        6,238,344       $5.81
Advisor                           $3,890,377          667,698       $5.83
R                                     $9,467            1,630       $5.81
K                                   $259,462           44,608       $5.82
I                                     $9,368            1,613       $5.81


* The maximum offering price per share for Class A shares was $6.07 which reflects a sales charge of 4.25%.

   See notes to financial statements.


22 o ALLIANCEBERNSTEIN HIGH YIELD FUND


STATEMENT OF OPERATIONS
Year Ended September 30, 2006


Investment Income
Interest                                           $20,663,251
Dividends                                              263,974     $20,927,225

Expenses
Advisory fee                                         1,212,295
Distribution fee--Class A                              237,644
Distribution fee--Class B                            1,177,994
Distribution fee--Class C                              398,513
Distribution fee--Class R                                   47
Distribution fee--Class K                                   65
Transfer agency--Class A                               125,357
Transfer agency--Class B                               222,104
Transfer agency--Class C                                68,443
Transfer agency--Advisor Class                           9,089
Transfer agency--Class R                                    25
Transfer agency--Class K                                    47
Transfer agency--Class I                                    11
Custodian                                              181,954
Printing                                               153,641
Legal                                                  121,850
Administrative                                          96,000
Audit                                                   81,925
Registration                                            91,893
Directors' fees                                         28,240
Miscellaneous                                           44,392

Total expenses                                       4,251,529
Less: expense offset arrangement
  (see Note B)                                          (9,599)
Net expenses                                                         4,241,930
Net investment income                                               16,685,295

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           (3,565,077)
  Foreign currency transactions                                         53,891
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (2,049,712)
  Foreign currency denominated
    assets and liabilities                                             (42,946)
Net loss on investment and foreign
  currency transactions                                             (5,603,844)
Net Increase in Net Assets from
  Operations                                                       $11,081,451


See notes to financial statements.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 23


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended      Year Ended
                                                  September 30,   September 30,
                                                      2006            2005
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
from Operations
Net investment income                              $16,685,295     $38,817,197
Net realized loss on investment and
  foreign currency transactions                     (3,511,186)       (330,255)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (2,092,658)     (5,906,292)
Net increase in net assets from
  operations                                        11,081,451      32,580,650

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (5,751,992)     (7,901,108)
  Class B                                           (7,746,352)    (12,042,998)
  Class C                                           (2,615,992)     (3,714,698)
  Advisor Class                                       (420,165)    (13,867,177)
  Class R                                                 (658)           (394)
  Class K                                               (1,859)           (406)
  Class I                                                 (710)           (421)
Tax return of capital
  Class A                                                   -0-       (292,473)
  Class B                                                   -0-       (445,792)
  Class C                                                   -0-       (137,506)
  Advisor Class                                             -0-       (513,317)
  Class R                                                   -0-            (15)
  Class K                                                   -0-            (15)
  Class I                                                   -0-            (16)

Capital Stock Transactions
Net decrease                                       (74,808,926)   (281,362,990)
Total decrease                                     (80,265,203)   (287,698,676)

Net Assets
Beginning of period                                292,977,855     580,676,531
End of period (including distributions in
  excess of net investment income of
  $(443,400) and $(983,128),
  respectively)                                   $212,712,652    $292,977,855


See notes to financial statements.


24 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE A
Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


ALLIANCEBERNSTEIN HIGH YIELD FUND o 25


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books


26 o ALLIANCEBERNSTEIN HIGH YIELD FUND


and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Prior to September 6, 2004, under the terms of an investment


ALLIANCEBERNSTEIN HIGH YIELD FUND o 27


advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.70%, 2.40%, 2.40%, 1.40%, 1.90%, 1.65%, and 1.40% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended September 30, 2006, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended September 30, 2006 such fees amounted to $96,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $196,604 for the year ended September 30, 2006.

For the year ended September 30, 2006, the Fund's expenses were reduced by $9,599 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,383 from the sale of Class A shares and received $738, $93,909 and $3,070 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2006.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distrib-


28 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $21,107,290, $1,827,731, $0 and $1,254 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                                   Purchases         Sales
                                                 --------------  --------------
Investment securities (excluding
  U.S. government securities)                     $136,492,594    $212,711,750
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $218,953,388
Gross unrealized appreciation                                     $  4,921,692
Gross unrealized depreciation                                      (13,441,925)
Net unrealized depreciation                                       $ (8,520,233)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 29


Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,657,749     7,157,692    $ 15,475,719    $ 43,231,900
Shares issued in
  reinvestment of
  dividends              481,218       712,788       2,788,812       4,320,628
Shares converted
  from Class B         2,533,980       796,574      14,669,647       4,788,775
Shares redeemed       (7,703,447)  (12,515,504)    (44,748,960)    (75,379,592)
Net decrease          (2,030,500)   (3,848,450)   $(11,814,782)   $(23,038,289)

Class B
Shares sold              757,111     2,121,966    $  4,390,118    $ 12,899,129
Shares issued in
  reinvestment of
  dividends              832,496     1,246,407       4,826,587       7,537,866
Shares converted
  to Class A          (2,535,596)     (796,574)    (14,669,647)     (4,788,775)
Shares redeemed       (7,847,318)  (13,860,424)    (45,535,415)    (83,673,778)
Net decrease          (8,793,307)  (11,288,625)   $(50,988,357)   $(68,025,558)

Class C
Shares sold            1,016,695     1,087,955      $5,883,546    $  6,595,687
Shares issued in
  reinvestment of
  dividends              276,188       378,087       1,601,706       2,288,006
Shares redeemed       (2,913,701)   (4,616,903)    (16,891,624)    (27,911,091)
Net decrease          (1,620,818)   (3,150,861)   $ (9,406,372)   $(19,027,398)


30 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              500,249    12,679,014    $  2,928,470   $  78,040,830
Shares issued in
  reinvestment of
  dividends               68,251     2,285,746         396,772      13,841,465
Shares redeemed       (1,068,016)  (43,530,775)     (6,174,049)   (263,184,140)
Net decrease            (499,516)  (28,566,015)   $ (2,848,807)  $(171,301,845)

                    Year Ended   March 1, 2005(a)  Year Ended   March 1, 2005(a)
                   September 30, to September 30, September 30, to September 30,
                       2006           2005            2006            2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                    1         1,629    $          3   $      10,100
Shares issued in
  reinvestment of
  dividends                   -0-           -0-             -0-             -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                   1         1,629    $          3   $      10,100

Class K
Shares sold               42,892         1,613    $    248,796   $      10,000
Shares issued in
  reinvestment of
  dividends                  121            -0-            699              -0-
Shares redeemed              (18)           -0-           (106)             -0-
Net increase              42,995         1,613    $    249,389         $10,000

Class I
Shares sold                   -0-        1,613    $         -0-  $      10,000
Shares issued in
  reinvestment of
  dividends                   -0-           -0-             -0-             -0-
Shares redeemed               -0-           -0-             -0-             -0-
Net increase                  -0-        1,613    $         -0-  $      10,000


(a) Commencement of distribution.


NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to


ALLIANCEBERNSTEIN HIGH YIELD FUND o 31


otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2006.


NOTE H
Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                       2006            2005
                                                  -------------   -------------
Distributions paid from:
  Ordinary income                                  $16,537,728     $37,527,202
Total taxable distributions                         16,537,728      37,527,202
Tax return of capital                                       -0-      1,389,134
Total distributions paid                           $16,537,728     $38,916,336


32 o ALLIANCEBERNSTEIN HIGH YIELD FUND


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(349,945,471)(a)
Unrealized appreciation/(depreciation)                            (8,520,286)(b)
Total accumulated earnings/(deficit)                           $(358,465,757)(c)


(a) On September 30, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $347,748,786 of which $42,171,352 expires in the year 2007, $69,495,145 expires in the year 2008, $138,621,046 expires in the year 2009, $80,368,329 expires in the year 2010, $4,663,406 expires in the year 2011, $2,851,070 expires in the year 2013 and $9,578,438 expires in 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the fiscal year ended September 30, 2006, the Fund deferred to October 1, 2006 post-October capital losses of $2,194,588. In addition, the Fund deferred to October 1, 2006 post-October foreign currency losses of $2,097.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences, primarily due to a taxable overdistribution, foreign currency reclassification, paydown reclassification, and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


ALLIANCEBERNSTEIN HIGH YIELD FUND o 33


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District


34 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 35


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft


36 o ALLIANCEBERNSTEIN HIGH YIELD FUND


dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open


ALLIANCEBERNSTEIN HIGH YIELD FUND o 37


tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


38 o ALLIANCEBERNSTEIN HIGH YIELD FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                   Class A
                                            --------------------------------------------------------------------------------------
                                                                                               September           Year Ended
                                                     Year Ended September 30,                 1, 2003 to            August 31,
                                            --------------------------------------------       September     ---------------------
                                              2006            2005               2004        30, 2003(a)      2003         2002(b)
                                            --------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.92           $6.02              $5.98           $5.90        $5.33        $6.49

Income from Investment
  Operations
Net investment income(c)                       .42             .45                .43(d)          .04          .48          .60
Net realized and unrealized
  gain (loss) on investment
  transactions                                (.11)           (.10)               .11             .08          .61        (1.16)
Net increase (decrease) in net
  asset value from operations                  .31             .35                .54             .12         1.09         (.56)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                      (.42)           (.43)              (.50)           (.04)        (.49)        (.58)
Tax return of capital                           -0-           (.02)                -0-             -0-        (.03)        (.02)
Total dividends and distributions             (.42)           (.45)              (.50)           (.04)        (.52)        (.60)
Net asset value, end of period               $5.81           $5.92              $6.02           $5.98        $5.90        $5.33

Total Return
Total investment return based on
  net asset value(e)                          5.54%           5.84%              9.23%           2.03%       21.38%       (9.14)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $79,298         $92,770           $117,602         $90,466     $134,674      $72,455
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                    1.28%(f)        1.16%              1.15%           1.63%(g)     1.38%        1.43%
  Expenses, before
    waivers/reimbursements                    1.28%(f)        1.16%              1.32%           1.63%(g)     1.38%        1.43%
  Net investment income                       7.32%(d)(f)     7.31%(d)           7.09%(d)        7.60%(g)     8.33%       10.06%
Portfolio turnover rate                         57%             68%                83%             10%         123%          57%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                   Class B
                                            --------------------------------------------------------------------------------------
                                                                                               September           Year Ended
                                                     Year Ended September 30,                 1, 2003 to            August 31,
                                            --------------------------------------------       September     ---------------------
                                              2006            2005               2004        30, 2003(a)      2003         2002(b)
                                            --------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.92           $6.02              $5.99           $5.90        $5.33        $6.50

Income from Investment
  Operations
Net investment income(c)                       .38             .40                .50(d)          .03          .43          .56
Net realized and unrealized
  gain (loss) on investment
  transactions                                (.11)           (.10)              (.01)            .10          .62        (1.17)
Net increase (decrease) in net
  asset value from operations                  .27             .30                .49             .13         1.05         (.61)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                      (.38)           (.39)              (.46)           (.04)        (.45)        (.54)
Tax return of capital                           -0-           (.01)                -0-             -0-        (.03)        (.02)
Total dividends and distributions             (.38)           (.40)              (.46)           (.04)        (.48)        (.56)
Net asset value, end of period               $5.81           $5.92              $6.02           $5.99        $5.90        $5.33

Total Return
Total investment return based on
  net asset value(e)                          4.80%           5.11%              8.38%           2.15%       20.55%       (9.94)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $92,986        $146,729           $217,320        $279,666     $277,190     $256,533
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                    2.02%(f)        1.87%              1.88%           2.40%(g)     2.11%        2.15%
  Expenses, before
    waivers/reimbursements                    2.02%(f)        1.87%              2.05%           2.42%(g)     2.11%        2.15%
  Net investment income                       6.64%(d)(f)     6.63%(d)           8.18%(d)        7.11%(g)     7.79%        9.34%
Portfolio turnover rate                         57%             68%                83%             10%         123%          57%


See footnote summary on page 45.


40 o ALLIANCEBERNSTEIN HIGH YIELD FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                   Class C
                                            --------------------------------------------------------------------------------------
                                                                                               September           Year Ended
                                                     Year Ended September 30,                 1, 2003 to            August 31,
                                            --------------------------------------------       September     ---------------------
                                              2006            2005               2004        30, 2003(a)      2003         2002(b)
                                            --------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.92           $6.03              $5.99           $5.90        $5.33        $6.50

Income from Investment
  Operations
Net investment income(c)                       .38             .40                .45(d)          .03          .43          .56
Net realized and unrealized
  gain (loss) on investment
  transactions                                (.11)           (.11)               .05             .10          .62        (1.17)
Net increase (decrease) in net
  asset value from operations                  .27             .29                .50             .13         1.05         (.61)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                      (.38)           (.39)              (.46)           (.04)        (.45)        (.54)
Tax return of capital                           -0-           (.01)                -0-             -0-        (.03)        (.02)
Total dividends and distributions             (.38)           (.40)              (.46)           (.04)        (.48)        (.56)
Net asset value, end of period               $5.81           $5.92              $6.03           $5.99        $5.90        $5.33

Total Return
Total investment return based on
  net asset value(e)                          4.80%           4.94%              8.56%           2.15%       20.54%       (9.94)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $36,261         $46,526            $66,336         $68,068      $66,427      $48,448
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                    2.00%(f)        1.86%              1.87%           2.40%(g)     2.10%        2.14%
  Expenses, before
    waivers/reimbursements                    2.00%(f)        1.86%              2.04%           2.41%(g)     2.10%        2.14%
  Net investment income                       6.62%(d)(f)     6.62%(d)           7.40%(d)        7.11%(g)     7.72%        9.35%
Portfolio turnover rate                         57%             68%                83%             10%         123%          57%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 Advisor Class
                                            --------------------------------------------------------------------------------------
                                                                                               September           Year Ended
                                                     Year Ended September 30,                 1, 2003 to            August 31,
                                            --------------------------------------------       September     ---------------------
                                              2006            2005               2004        30, 2003(a)      2003         2002(b)
                                            --------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $5.93           $6.03              $5.99           $5.91        $5.34        $6.50

Income from Investment
  Operations
Net investment income(c)                       .45             .48                .44(d)          .04          .49          .62
Net realized and unrealized
  gain (loss) on investment
  transactions                                (.11)           (.12)               .11             .08          .61        (1.16)
Net increase (decrease) in net
  asset value from operations                  .34             .36                .55             .12         1.10         (.54)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                      (.44)           (.44)              (.51)           (.04)        (.50)        (.61)
Tax return of capital                           -0-           (.02)                -0-             -0-        (.03)        (.01)
Total dividends and distributions             (.44)           (.46)              (.51)           (.04)        (.53)        (.62)
Net asset value, end of period               $5.83           $5.93              $6.03           $5.99        $5.91        $5.34

Total Return
Total investment return based on
  net asset value(e)                          6.03%           6.14%              9.51%           2.05%       21.73%       (8.82)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $3,890          $6,924           $179,418        $148,041     $145,549      $95,895
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                     .98%(f)         .80%               .85%           1.40%(g)     1.09%        1.16%
  Expenses, before
    waivers/reimbursements                     .98%(f)         .80%              1.02%           1.40%(g)     1.09%        1.16%
  Net investment income                       7.64%(d)(f)     7.73%(d)           7.26%(d)        8.12%(g)     8.72%       10.43%
Portfolio turnover rate                         57%             68%                83%             10%         123%          57%


See footnote summary on page 45.


42 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class R
                                                            -----------------------------
                                                                 Year           March 1,
                                                                Ended         2005(h) to
                                                            September          September
                                                             30, 2006           30, 2005
                                                            -----------------------------
Net asset value, beginning of period                            $5.92              $6.20

Income from Investment Operations
Net investment income(c)                                          .41                .25
Net realized and unrealized loss on investment transactions      (.12)              (.28)
Net increase (decrease) in net asset value from operations        .29               (.03)

Less: Dividends and Distributions
Dividends from net investment income                             (.40)              (.24)
Tax return of capital                                              -0-              (.01)
Total dividends and distributions                                (.40)              (.25)
Net asset value, end of period                                  $5.81              $5.92

Total Return
Total investment return based on net asset value(e)              5.22%              (.44)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $9                $10
Ratio to average net assets of:
  Expenses                                                       1.58%(f)           1.45%(g)
  Net investment income(d)                                       7.01%(f)           7.17%(g)
Portfolio turnover rate                                            57%                68%


See footnote summary on page 45.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class K
                                                                 -----------------------------
                                                                       Year           March 1,
                                                                      Ended         2005(h) to
                                                                  September          September
                                                                   30, 2006           30, 2005
                                                                 -----------------------------
Net asset value, beginning of period                                  $5.92              $6.20

Income from Investment Operations
Net investment income(c)                                                .29                .26
Net realized and unrealized gain (loss) on investment transactions      .03               (.28)
Net increase (decrease) in net asset value from operations              .32               (.02)

Less: Dividends and Distributions
Dividends from net investment income                                   (.42)              (.25)
Tax return of capital                                                    -0-              (.01)
Total dividends and distributions                                      (.42)              (.26)
Net asset value, end of period                                        $5.82              $5.92

Total Return
Total investment return based on net asset value(e)                    5.73%              (.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $259                $10
Ratio to average net assets of:
  Expenses                                                             1.34%(f)           1.16%(g)
  Net investment income(d)                                             7.19%(f)           7.47%(g)
Portfolio turnover rate                                                  57%                68%


See footnote summary on page 45.


44 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                      Class I
                                                            -----------------------------
                                                                 Year           March 1,
                                                                Ended         2005(h) to
                                                            September          September
                                                             30, 2006           30, 2005
                                                            -----------------------------
Net asset value, beginning of period                            $5.92              $6.20

Income from Investment Operations
Net investment income(c)                                          .44                .27
Net realized and unrealized loss on investment transactions      (.11)              (.28)
Net increase (decrease) in net asset value from operations        .33               (.01)

Less: Dividends and Distributions
Dividends from net investment income                             (.44)              (.26)
Tax return of capital                                              -0-              (.01)
Total dividends and distributions                                (.44)              (.27)
Net asset value, end of period                                  $5.81              $5.92

Total Return
Total investment return based on net asset value(e)              5.89%              (.11)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $9                $10
Ratio to average net assets of:
  Expenses                                                        .95%(f)            .88%(g)
  Net investment income(d)                                       7.64%(f)           7.75%(g)
Portfolio turnover rate                                            57%                68%


(a)  The Fund changed its fiscal year end from August 31 to September 30.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distribution.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 45


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Fund, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
November 17, 2006


46 o ALLIANCEBERNSTEIN HIGH YIELD FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew Aran, Vice President
Gershon Distenfeld, Vice President
Mark A. Hamilton, Vice President
Joel J. McKoan, Vice President
Douglas Peebles, Vice President
Lawrence J. Shaw, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Credit Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Douglas J. Peebles, Andrew
M. Aran, Joel J. McKoan, Gershon Distenfeld and Mark A. Hamilton, members of the Global Credit Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 47


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                             PORTFOLIOS
                                                               IN FUND                    OTHER
     NAME, ADDRESS,                   PRINCIPAL                COMPLEX                DIRECTORSHIP(S)
         AGE,                       OCCUPATION(S)            OVERSEEN BY                 HELD BY
(FIRST YEAR ELECTED*)            DURING PAST 5 YEARS          DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **          Executive Vice President of the        111                  SCB Partners,
1345 Avenue of the         Adviser since 2001 and Executive                            Inc., SCB,Inc.
Americas,                  Managing Director of Alliance-
New York, NY 10105         Bernstein Investments, Inc. ("ABI")
49                         since 2003; prior thereto he was
(2003)                     head of AllianceBernstein Institu-
                           tional Investments, a unit of the
                           Adviser, from 2001 - 2003. Prior
                           thereto, Chief Executive Officer of
                           Sanford C. Bernstein & Co., LLC
                           (institutional research and brokerage
                           arm of Bernstein & Co., LLC. ("SCB
                           & Co.")) and its predecessor since
                           prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #   Investment adviser and an              113                  None
P.O. Box 5060              independent consultant. He was
Greenwich, CT 06831        formerly Senior Manager of Barrett
Chairman of the Board      Associates, Inc., a registered
74                         investment adviser, with which he
(1997)                     had been associated since prior
                           to 2001. He was formerly Deputy
                           Comptroller and Chief Investment
                           Officer of the State of New York
                           and, prior thereto, Chief Investment
                           Officer of the New York Bank for
                           Savings.

Ruth Block, #+             Formerly: Executive Vice President     100                  None
500 SE Mizner Blvd.        and Chief Insurance Officer of The
Boca Raton, FL 33432       Equitable Life Assurance Society
76                         of the United States; Chairman and
(1997)                     Chief Executive Officer of Evlico
                           (insurance); Director of Avon, BP
                           (oil and gas), Ecolab Incorporated
                           (specialty chemicals), Tandem
                           Financial Group, and Donaldson
                           Lufkin & Jenrette Securities
                           Corporation; Governor at Large,
                           National Association of Securities
                           Dealers, Inc.


48 o ALLIANCEBERNSTEIN HIGH YIELD FUND


                                                             PORTFOLIOS
                                                               IN FUND                    OTHER
     NAME, ADDRESS,                   PRINCIPAL                COMPLEX                DIRECTORSHIP(S)
         AGE,                       OCCUPATION(S)            OVERSEEN BY                 HELD BY
(FIRST YEAR ELECTED*)            DURING PAST 5 YEARS          DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #        Independent consultant. Until          112                  None
P.O. Box 167               December 1994 he was Senior
Spring Lake, NJ 07762      Vice President of AllianceBernstein
77                         Corporation ("AB Corp") (formerly
(1997)                     Alliance Capital Management Cor-
                           poration ("ACMC")) responsible for
                           mutual fund administration. Prior
                           to joining AB Corp in 1984, he was
                           Chief Financial Officer of Eberstadt
                           Asset Management since 1968.
                           Prior to that, he was a Senior
                           Manager at Price Waterhouse &
                           Co. Member of American Institute
                           of Certified Public Accountants
                           since 1953.

John H. Dobkin, #          Consultant. Formerly President of      111                  None
P.O. Box 12                Save Venice, Inc. (preservation
Annandale, NY 12504        organization) from 2001-2002.
64                         Senior Adviser from June 1999-
(1997)                     June 2000 and President of Historic
                           Hudson Valley (historic preservation)
                           from December 1989-May 1999.
                           Previously, Director of the National
                           Academy of Design and during
                           1988-1992, Director and Chairman
                           of the Audit Committee of AB Corp
                           (formerly ACMC).

Michael J. Downey, #       Consultant since January 2004.         111                  Asia Pacific
c/o AllianceBernstein L.P. Formerly managing partner of                                Fund, Inc.,
Attn: Philip L. Kirstein   Lexington Capital, LLC (investment                          and
1345 Avenue of the         advisory firm) from December 1997                           The Merger
Americas                   until December 2003. Prior thereto,                         Fund
New York, NY 10105         Chairman and CEO of Prudential
62                         Mutual Fund Management from
(2005)                     1987 to 1993.

D. James Guzy, #           Chairman of the Board of PLX           111                  Intel Corporation
P.O. Box 128               Technology (semi-conductors)                                (semi-conductors),
Glenbrook, NV 89413        and of SRC Computers Inc.,                                  Cirrus Logic
70                         with which he has been associated                           Corporation,
(2005)                     since prior to 2001. He is also                             (semi-conductors),
                           President of the Arbor Company                              and the Davis
                           (private family investments).                               Selected
                                                                                       Advisors Group of
                                                                                       Mutual Funds.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 49


                                                             PORTFOLIOS
                                                               IN FUND                    OTHER
     NAME, ADDRESS,                   PRINCIPAL                COMPLEX                DIRECTORSHIP(S)
         AGE,                       OCCUPATION(S)            OVERSEEN BY                 HELD BY
(FIRST YEAR ELECTED*)            DURING PAST 5 YEARS          DIRECTOR                  DIRECTOR
-----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #        Formerly US Executive Director of      111                  None
4046 Chancery Court NW     the International Monetary Fund
Washington, DC 20007       (December 2002-May 2006);
58                         partner, Clifford Chance (1992-
(2006)                     2002); Senior Counsel, International
                           Banking and Finance, and Associate
                           General Counsel, Citicorp (1985-
                           1992); Assistant General Counsel
                           (International), Federal Reserve
                           Board of Governors (1982-1985);
                           and Attorney Advisor, US Depart-
                           ment of the Treasury (1973-1982).
                           Member of the Bar of the District
                           of Columbia and of New York;
                           member of the Council on Foreign
                           Relations.

Marshall C. Turner, Jr., # Principal of Turner Venture            111                  The George
220 Montgomery Street      Associates (venture capital and                             Lucas Educational
Penthouse 10               consulting) since prior to 2001.                            Foundation,
San Francisco, CA          From 2003 until May 31, 2006,                               National
94104-3402                 he was CEO of Toppan Photo-                                 Datacast, Inc.
65                         masks, Inc., Austin, Texas (semi-
(2005)                     conductor manufacturing services).


*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Ms. Block was an "interested person", as defined in the1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


50 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Officer Information
Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*         POSITION(S)           PRINCIPAL OCCUPATION
AND AGE                HELD WITH FUND        DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Marc O. Mayer         President and Chief    See biography above.
49                    Executive Officer

Philip L. Kirstein    Senior Vice President  Senior Vice President and Indepen-
61                    and Independent        dent Compliance Officer of the
                      Compliance Officer     AllianceBernstein Funds with which he
                                             has been associated since October
                                             2004. Prior thereto, he was Of Counsel
                                             to Kirkpatrick & Lockhart, LLP from
                                             October 2003 to October 2004, and
                                             General Counsel of Merrill Lynch
                                             Investment Managers L.P. since prior
                                             to 2001 until March 2003.

Andrew Aran           Vice President         Senior Vice President of the Adviser**,
49                                           with which he has been associated
                                             since prior to 2001.

Gershon Distenfeld    Vice President         Vice President of the Adviser**, with
30                                           which he has been associated since
                                             prior to 2001.

Mark A. Hamilton      Vice President         Vice President of the Adviser**, with
41                                           which he has been associated since
                                             prior to 2001.

Joel J. McKoan        Vice President         Senior Vice President of the Adviser**
48                                           with which he has been associated
                                             since September, 2003. He is also
                                             the Director of the Credit Team. Prior
                                             thereto, he was a Managing Director
                                             at UBS Warburg where he headed the
                                             North American Debt Syndicate Group,
                                             with responsibility for primary trading of
                                             corporate debt, emerging-market debt
                                             and structured products from 2000
                                             to 2003. In addition, he was Global
                                             Co-Head of the CDO Group at
                                             UBS Warburg from 2002 to 2003.
                                             Previously, he was a Managing Director
                                             at PaineWebber (acquired by UBS in
                                             2000), where he managed the UBS
                                             Credit Trading Group since prior to
                                             2001.

Douglas Peebles       Vice President         Executive Vice President of the
41                                           Adviser**, with which he has been
                                             associated since prior to 2001.

Lawrence J. Shaw      Vice President         Senior Vice President of the Adviser**,
55                                           with which he has been associated
                                             since prior to 2001.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 51


NAME, ADDRESS*         POSITION(S)           PRINCIPAL OCCUPATION
AND AGE                HELD WITH FUND        DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Emilie D. Wrapp       Secretary              Senior Vice President, Assistant
51                                           General Counsel and Assistant
                                             Secretary of ABI**, with which she has
                                             been associated since prior to 2001.

Joseph J. Mantineo    Treasurer and Chief    Senior Vice President of Alliance-
47                    Financial Officer      Bernstein Investor Services, Inc.
                                             ("ABIS")**, with which he has been
                                             associated since prior to 2001.

Vincent S. Noto       Controller             Vice President of ABIS**, with which
41                                           he has been associated since prior
                                             to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI and ABIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


52 o ALLIANCEBERNSTEIN HIGH YIELD FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between Alliancebernstein L.P. (the "Adviser") and the Alliancebernstein High Yield Fund, Inc. (the "Fund"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.  Possible economies of scale as the Fund grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 53


consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                    Advisory Fee Based       Net Assets
                      on % of Average         09/30/06
Category             Daily Net Assets           ($MIL)             Fund
-------------------------------------------------------------------------------
High Income    50 bp on 1st $2.5 billion        $212.9    High Yield Fund, Inc.
               45 bp on next $2.5 billion
               40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.02% of the Fund's average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's current fiscal year, although it should be noted that the Fund was operating under its expense cap for the most recent semi-annual period. Accordingly, the expense limitation undertaking was of no effect during that period. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund's gross expense ratios as of the Fund's most recent semi-annual period:

                                  Expense Cap
                                  Pursuant to
                                    Expense            Gross       Fiscal
                                  Limitation          Expense       Year
Fund                              Undertaking         Ratio(4)       End
-------------------------------------------------------------------------------
High Yield Fund, Inc.           Advisor   1.40%        1.05%     September 30
                                Class A   1.70%        1.37%
                                Class B   2.40%        2.09%
                                Class C   2.40%        2.08%
                                Class R   1.90%        1.54%
                                Class K   1.65%        1.25%
                                Class I   1.40%        0.92%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)   Annualized.


54 o ALLIANCEBERNSTEIN HIGH YIELD FUND


office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

             Net Assets    AllianceBernstein ("AB")     Effective       Fund
              09/30/06      Institutional ("Inst.")      AB Inst.     Advisory
Fund           ($MIL)            Fee Schedule            Adv. Fee        Fee
-------------------------------------------------------------------------------
High Yield     $212.9     High Yield Schedule             0.397%        0.500%
Fund, Inc.                65 bp on 1st $20 million
                          50 bp on next $20 million
                          40 bp on next $20 million
                          35 bp on the balance
                          Minimum Account Size: $20 m

(5) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 55


The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund(6):

Fund                           AVPS Portfolio            Fee Schedule
-------------------------------------------------------------------------------
High Yield Fund, Inc.(7)    High Yield Portfolio    0.50% on first $2.5 billion
                                                    0.45% on next $2.5 billion
                                                    0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global High Yield and U.S. High Yield, which are Luxembourg funds that have a somewhat similar investment style as the Fund:

Fund                                                              Fee(8)
-------------------------------------------------------------------------------
Global High Yield
  Class A                                                         1.70%
  Class I (Institutional)                                         1.15%
U.S. High Yield
  Class A                                                         1.55%
  Class I (Institutional)                                         0.75%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund                                     ACITM Mutual Fund            Fee
-------------------------------------------------------------------------------
High Yield Fund, Inc.                   High Yield Open Fund         1.00%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

(6) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(7)   The AVPS portfolio is a clone of the Fund.

(8) Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.


56 o ALLIANCEBERNSTEIN HIGH YIELD FUND


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee relative to the median of the Fund's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Fund.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                                       Contractual       Lipper
                                       Management     Expense Group
Fund                                     Fee(11)         Median         Rank
-------------------------------------------------------------------------------
High Yield Fund, Inc.                     0.500           0.638         2/16

Lipper also analyzed the Fund's most recently completed fiscal year total expense ratio in comparison to the Fund's EG and Lipper Expense Universe ("EU"). The

(9) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(10) The contractual management fee is calculated by Lipper using the Fund's' contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(11) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 57


EU(12) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                       Expense     Lipper Exp.   Lipper Exp.
                        Ratio         Group       Universe
Fund                   (%)(13)       Median (%)      Rank      Median (%)   Rank
-------------------------------------------------------------------------------
High Yield Fund, Inc.   1.160         1.130        13/16        1.063     55/73

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  Most recently completed fiscal year Class A share total expense ratio.


58 o ALLIANCEBERNSTEIN HIGH YIELD FUND


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Fund's most recently completed fiscal year, ABI received from the Fund $9,851, $2,784,048 and $238,286 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $625,973 in fees from the Fund.(15)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

(14) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(15) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $5,807 under the offset agreement between the Portfolio and ABIS.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 59


An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Fund(16) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

                           Fund         PG         PU          PG         PU
                          Return      Median     Median       Rank       Rank
-------------------------------------------------------------------------------
1 year                     2.24        4.41       4.71        16/16      87/91
3 year                     6.38        7.48       7.92        14/16      69/82
5 year                     6.05        6.70       7.72         8/12      61/70

(16) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(17) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.


60 o ALLIANCEBERNSTEIN HIGH YIELD FUND


Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold) versus its benchmark:(19)

                                          Periods Ending June 30, 2006
                                             Annualized Performance
-------------------------------------------------------------------------------
                                      1           3        5         Since
Funds                                Year        Year     Year      Inception
-------------------------------------------------------------------------------
High Yield Fund, Inc.                2.24        6.38     6.05         3.79
Lehman Brothers
  U.S. High Yield-2%
  Issuer Cap Index                   4.37        8.41     8.79         6.10


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

(19) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN HIGH YIELD FUND o 61


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

----------------------------------------
Value Funds
----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------------
Retirement Strategies Funds
----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


62 o ALLIANCEBERNSTEIN HIGH YIELD FUND


NOTES

ALLIANCEBERNSTEIN HIGH YIELD FUND o 63


NOTES

64 o ALLIANCEBERNSTEIN HIGH YIELD FUND


ALLIANCEBERNSTEIN HIGH YIELD FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


HY-0151-0906


ITEM 2.   CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.



                                             Audit-Related
                                    Audit Fees        Fees        TaxFees
                                 ----------    -------------     --------
                            2005     $54,000        $4,187        $17,704
                            2006     $56,500        $5,631        $18,750

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                          Total Amount of
                                                    Foregoing Column Pre-
                                                    approved by the Audit
                                All Fees for                    Committee
                          Non-Audit Services        (Portion Comprised of
                             Provided to the           Audit Related Fees)
                      Portfolio, the Adviser        (Portion Comprised of
                      and Service Affiliates                     Tax Fees)
                      ----------------------                -------------
             2005            $896,787                           [$189,594]
                                                                ($171,890)
                                                                 ($17,704)
             2006            $685,869                           [$155,896]
                                                                ($137,146)
                                                                 ($18,750)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein High Yield Fund Fund, Inc.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:    November 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   November 28, 2006


By:     /s/ Joseph J. Mantineo
        ----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   November 28, 2006